Bank of America                                                   CERTIFICATE OF
                                                           CORPORATE RESOLUTIONS

                                    Borrowing

Resolutions of the Board of Directors of:

Name and Address of Company

Rent-A-Wreck of America, Inc.
10324 South Dolfield Drive
Owings Mills, Maryland 21117

                  (hereinafter "Company")

Authorizing borrowing from:

Name and Address of Bank

Commercial Banking
10 Light Street
Baltimore, Maryland 21202

                  (hereinafter "Bank")

Type of Company

*  Corporation


I certify that I am the keeper of the records and minutes of meetings of the Board of Directors of Company, a corporation chartered under the laws of the State of Delaware, whose correct corporate name and address are stated above, and that on Dec 16, 1999, a meeting of the Board of Directors of Company was held in accordance with law and the by-laws of Company, that a quorum of directors was present, or (if the date was not completed above pursuant to a written consent signed by all the members of the Board of Directors), the following resolutions were duly and legally passed and have not been revoked, altered or amended:

"Resolved, that Company is authorized to borrow from and to incur other obligations to Bank of every kind, without limit as to the amount and at such rates of interest and upon such other terms and conditions as Company and Bank shall agree to, including but not limited to the execution of applications for letters of credit, currency exchange contracts, and interest rate exchange agreements, which shall include all such acts, transactions or agreements undertaken by any officer of Company prior to the date of these Resolutions ("Obligations"), including any and all renewals, modifications or extensions of indebtedness owned by Company to Bank; and to secure the same by creation of liens, security interest, or other encumbrances on all or any real or personal property of Company; and in connection therewith to issue notes and other evidences of Obligations and to make and execute agreements with Bank securing or otherwise pertaining to Obligations, including security agreement, deeds of trust or mortgages, pledge agreements, assignments and any other agreement securing or pertaining to Obligations; to assign or discount to Bank commercial paper, chattel paper, rents, leases, accounts, and other assets of Company upon such terms and with such agreement as Bank and Company shall agree to; to make endorsements or guaranties in connection with all of the foregoing; and to renew and extend all of the foregoing; and that any 1 of the following persons are authorized to act in the name and behalf of Company in connection with any matters under the Resolution;

                      Names of People Authorized to Borrow

Kenneth Blum Jr.
Mitra Ghahramanlou

"Resolved, that Bank is authorized and directed, without limitation or inquiry, irrespective of the circumstances, to honor and carry out all orders, directions or instructions of the above named persons as to the disposition of any amounts borrowed or credit obtained on behalf of Company hereunder, and Bank shall be under no obligation or liability for the use or disposition of any amounts borrowed or credit obtained, and further that Company shall indemnify and hold harmless Bank from any claim, loss, cost, damage, liability or expense arising out of its acting on these Resolutions;"

"Resolved, that the authority herein given to all of said persons shall remain irrevocable as far as Bank is concerned until Bank is notified in writing of the revocation of such authority; and shall have acknowledged in writing receipt of such notification;"

"Resolved, that any such note or instrument, loan agreement, security agreement, deed of trust, promissory note, guaranty, certificate, assignment, instrument or document securing or pertaining to indebtedness to which the above named persons are authorized to execute on behalf of the Company, may CONTAIN A CLAUSE PROVIDING FOR CONFESSION OF JUDGEMENT OR ARBITRATION;"

I further certify that the signatures below are the signatures of the designated officers of Company and of the persons authorized to borrow money by the foregoing resolutions.

                Signatures/Titles of People Authorized to Borrow


-------------------        ------------------
President                       Treasurer               Title:
                                                               -----------------

-------------------
       CAO                 Title:                       Title:
                                 ----------------              -----------------


-------------------
Secretary                  Title:                       Title:
                                 ----------------              -----------------

*Complete "Title" as "Authorized Signer" if no other title.

Witness Whereof, I have hereunto set my hand as Secretary of Company, this 29th day of March, 2000.



                                                 -------------------------------
[CORPORATE SEAL]                                 Secretary